Exhibit 10.6

COUNTERPART AGREEMENT
CVR Refining, LP
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
July 22, 2022
Ladies and Gentlemen:
Reference is made to the Amended and Restated ABL Pledge and Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of December 20, 2012, among CVR REFINING, LP, the other Grantors named therein, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Trustee.
This Counterpart Agreement supplements the Security Agreement and is delivered by the undersigned, (a) Common Assets Holdco, LLC, a Delaware limited liability company, (b) CVR Common Assets CVL, LLC, a Delaware limited liability company, (c) CVR Common Assets WYN, LLC, a Delaware limited liability company, (d) Common Services Holdco, LLC, a Delaware limited liability company, (e) CVR Common Services, LLC, a Delaware limited liability company, (f) Renewable Assets Holdco, LLC, a Delaware limited liability company, (g) CVR Renewables CVL, LLC, a Delaware limited liability company, (h) CVR Renewables WYN, LLC, a Delaware limited liability company, (i) CVR Supply & Trading, LLC, a Delaware limited liability company, (j) CVR Refining CVL, LLC, a Delaware limited liability company, (k) CVR Refining WYN, LLC, a Delaware limited liability company, (l) CVR CHC, LP, a Delaware limited partnership, (m) CVR RHC, LP, a Delaware limited partnership, and (n) CVR FHC, LP, a Delaware limited partnership (each, an “Additional Grantor” and collectively, the “Additional Grantors”), pursuant to Section 5.3 of the Security Agreement. Each of the Additional Grantors hereby agrees to be bound as a Grantor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. Each Additional Grantor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, each Additional Grantor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a security interest in and continuing lien on, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Grantor thereunder. Each Additional Grantor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Grantor contained in the Security Agreement and the Credit Agreement.
Annexed hereto are supplements to each of the schedules to the Security Agreement with respect to each Additional Grantor. Such supplements shall be deemed to be part of the Security Agreement.
This Counterpart Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS COUNTERPART AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, each of the Additional Grantors has caused this Counterpart Agreement to be executed and delivered by its duly authorized officer as of the date first above written.
COMMON ASSETS HOLDCO, LLC
CVR COMMON ASSETS CVL, LLC
CVR COMMON ASSETS WYN, LLC
COMMON SERVICES HOLDCO, LLC
CVR COMMON SERVICES, LLC
RENEWABLE ASSETS HOLDCO, LLC
CVR RENEWABLES CVL, LLC
CVR RENEWABLES WYN, LLC
CVR SUPPLY & TRADING, LLC
CVR REFINING CVL, LLC
CVR REFINING WYN, LLC
By: /s/ Dane J. Neumann_________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary
CVR CHC, LP
By: CHC GP, LLC, its general partner
By: /s/ Dane J. Neumann_________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary
CVR RHC, LP
By: RHC GP, LLC, its general partner
By: /s/ Dane J. Neumann_________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary

[Signature Page to Counterpart Agreement]

CVR FHC, LP
By: FHC GP, LLC, its general partner
By: /s/ Dane J. Neumann_________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary

[Signature Page to Counterpart Agreement]

AGREED TO AND ACCEPTED:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent
By: /s/ Ryan Tozier_____________________
Name: Ryan Tozier
Title: Vice President

[Signature Page to Counterpart Agreement]

SCHEDULE 4.1
TO ABL PLEDGE AND SECURITY AGREEMENT
GENERAL INFORMATION

Omitted pursuant to Item 601(a)(5) of Regulation S-K
and will be provided to the SEC upon request.

SCHEDULE 4.2
TO ABL PLEDGE AND SECURITY AGREEMENT
Tangible Personal Property.

Omitted pursuant to 601(a)(5) of Regulation S-K

and will be provided to the SEC upon request.
SCHEDULE 4.2-1

SCHEDULE 4.4
TO ABL PLEDGE AND SECURITY AGREEMENT
INVESTMENT RELATED PROPERTY

Omitted pursuant to Item 601(a)(5) of Regulation S-K
and will be provided to the SEC upon request.
SCHEDULE 4.4-1

SCHEDULE 4.6
TO ABL PLEDGE AND SECURITY AGREEMENT
DESCRIPTION OF LETTERS OF CREDIT

Omitted pursuant to Item 601(a)(5) of Regulation S-K
and will be provided to the SEC upon request.
SCHEDULE 4.6-1

SCHEDULE 4.7
TO PLEDGE AND SECURITY AGREEMENT
INTELLECTUAL PROPERTY

Omitted pursuant to Item 601(a)(5) of Regulation S-K
and will be provided to the SEC upon request.
SCHEDULE 4.7-1

SCHEDULE 4.8
TO ABL PLEDGE AND SECURITY AGREEMENT
COMMERCIAL TORT CLAIMS

Omitted pursuant to Item 601(a)(5) of Regulation S-K
and will be provided to the SEC upon request.

SCHEDULE 4.8-1